                                                                    EXHIBIT 99.1

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                           $   336,458.13
Available Funds:
  Contract Payments due and received in this period                                                            1,548,950.80
  Contract Payments due in prior period(s) and received in this period                                            79,459.07
  Contract Payments received in this period for next period                                                       21,177.12
  Sales, Use and Property Tax payments received                                                                   15,111.62
  Prepayment Amounts related to early termination in this period                                                 177,036.47
  Servicer Advance                                                                                                     0.00
  Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
  Transfer from Reserve Account                                                                                    3,238.79
  Interest earned on Collection Account                                                                            4,085.80
  Interest earned on SPG Account                                                                                     132.25
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                          0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
     contract)                                                                                                         0.00
  Amounts paid under insurance policies                                                                                0.00
  Maintenance, Late Charges and any other amounts                                                                 25,600.24

                                                                                                             --------------
Total Available Funds                                                                                          2,211,250.29
Less: Amounts to be Retained in Collection Account                                                               218,528.55
                                                                                                             --------------
AMOUNT TO BE DISTRIBUTED                                                                                       1,992,721.74
                                                                                                             ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A

                      Discounted                                              Discounted
  Lease #            Present Value                 Lease #                   Present Value
----------------------------------              -------------               ---------------
#*1229-106 (11/03)   $1,278,645.06
#*2116-001 (12/03)   $   24,178.30

                                                -------------
                                       Totals:  $1,302,823.36

         POOL B

                      Discounted                                               Discounted
  Lease #            Present Value                Lease #                    Present Value
----------------------------------              -------------               ---------------
#*863-506 (08/03)    $    4,527.63                                          $          0.00

                                                -------------
                                       Totals:  $    4,527.63

  a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                $  1,307,350.99
  b) ADCB AT  CLOSING DATE                                                   251,182,193.26
  c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                      0.52%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2004

XV. POOL PERFORMANCE MEASUREMENTS

1.                             AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS
   This Month                                            3,010,630.01     This Month            17,066,567.12
   1 Month Prior                                         3,117,542.98     1 Month Prior         19,307,515.79
   2 Months Prior                                        2,197,788.64     2 Months Prior        21,408,496.45

   Total                                                 8,325,961.63     Total                 57,782,579.36

   a) 3 Month Average                                    2,775,320.54     b) 3 Month Average    19,260,859.79

   c) a/b                                                       14.41%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                                Yes  X    No
                                                                                                                   -----    ----
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                                         Yes  X    No
                                                                                                                    -----   ----
   B. An Indenture Event of Default has occurred and is then continuing?                                         Yes       No
                                                                                                                   ----     ----

4. Has a Servicer Event of Default occurred?                                                                     Yes       No
                                                                                                                    ----    ----
5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                              Yes  X    No
                                                                                                                    ----    ----
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                             Yes       No
                                                                                                                    -----   ----
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                              Yes       No X
                                                                                                                    -----   ----
6. Aggregate Discounted Contract Balance at Closing Date                             Balance    251,182,193.26
                                                                                                --------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                               TOTAL        % of Total
                       A.D.C.B.               A.D.C.B.       A.D.C.B.
                       --------               --------       --------
30 Days Overdue     1,930,587.31           17,066,567.12     11.312%
60 Days Overdue       125,710.36           17,066,567.12      0.737%
90 Days Overdue       238,595.17           17,066,567.12      1.398%
120 Days Overdue    1,036,112.05           17,066,567.12      6.071%
150 Days Overdue    1,735,922.79           17,066,567.12     10.171%
180 Days Overdue            0.00           17,066,567.12      0.000%